EXHIBIT 10.10




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                           CONVERTIBLE PROMISSORY NOTE


$850,000
dateMonth3Day20Year2014March 20, 2014


Strainwise, Inc., a Colorado Corporation, with its executive offices located at 1350 Independence Street, Suite 300, Lakewood, CO 80215 ("Borrower") for value received, hereby promises to pay to Randall Taylor, an individual residing at 1550 W. Dry Creek Road, Littleton, CO 80120, his heirs and permitted assigns (the "Noteholder"), or its assigns, the sum of Eight-Hundred-and-Fifty-Thousand Dollars ($850,000) ("Note"), or such other amount as may be outstanding, plus interest accrued on unpaid principal, compounded annually , at a rate per annum of twenty-five percent (25%), from the date of this Note until the principal amount hereof and all interest accrued thereon is paid in

The principal amount of this Note, and the interest accrued thereon, shall be payable at the principal residence of the Noteholder, or by mail to the registered address of the Noteholder in installments, as follows:


         Due Date              Principal   Interest    Total Due

         April 17, 2014       $  75,000   $  16,301    $  91,301
         May 22, 2014            75,000      18,579       93,579
         June 19, 2014          175,000      13,904      188,904
         July 24, 2014          175,000      12,586      187,586
         August 28, 2014        175,000       6,712      181,712
         September 21, 2014     175,000       3,236      178,236
                               --------      ------      -------
                              $ 850,000   $  71,318    $ 921,318
                               ========    ========      =======

     All past due amounts and accrued interest thereon shall bear interest at the maximum rate permitted by law, compounded monthly, until paid.

Conversion Election. Noteholder may elect, at the Noteholder's sole discretion, at anytime during the term of this Note, to convert the total of the unpaid principal balance, or any portion thereof, plus any accrued interest owing on the Note at the time of the election, or any portion thereof, to shares of unrestricted common stock of Strainwise at a conversion price of $1 per share. Noteholder may designate which monthly payment is being converted.

Default. The Borrower will be in default if the Borrower fails to make any payment when due hereunder. No notice need be provided Borrower for default caused for non-payment. The Borrower will also be in default if any of the following occurs and such default is not cured within a five (5) day period after the Noteholder has given the Borrower written notice of such default:

     The Borrower breaches any material obligation to the Noteholder hereunder.

     A receiver is appointed for any part of the Borrower's property, the Borrower makes an assignment for the benefit of creditors, any proceeding is

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commenced either by the Borrower or against the Borrower under any bankruptcy or insolvency laws, or the Borrower becomes unable, admits in writing its inability to pay or generally fails to pay its debts as they mature or become due.

     The dissolution or insolvency of, appointment of a receiver by or on behalf of, application of any debtor relief law, the assignment for the benefit of creditors by or on behalf of, the voluntary or involuntary termination of existence by, or the commencement of any proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against the Borrower or any co-signer, endorser, surety or guarantor of this Note or any other obligations Borrower has with the Noteholder.

     Borrower merges, dissolves, reorganizes, ends the business or existence, or a partner or majority owner dies or is declared legally incompetent.

      The Borrower fails to perform any condition or to keep any promise or covenant of this Note.

     A default occurs under the terms of any other Note Document.

     Borrower is in default on any other debt or agreements the Noteholder may have with the Borrower or any of its affiliates.

     Borrower makes any verbal or written statement or provides any financial information that is untrue, inaccurate, or conceals a material fact at the time it is made or provided.

     The Borrower fails to satisfy or appeal any material judgment against Borrower.

     The Borrower changes its corporate name or assumes an additional name without notifying the Noteholder before making such a change.

     The Borrower transfers all or a substantial part of its money or property.

     Payment under the terms of the loan are paid in cash.

     Without first notifying the Noteholder, there is a material change in the business, including ownership, management, and financial conditions.

     Noteholder determines in good faith that a material adverse change has occurred in the Borrower's financial condition from the conditions set forth in its most recent financial statement before the date of this Note or that the prospect for payment or performance of the Note is impaired for any reason.

Remedies. Upon any default by the Borrower, Noteholder may at Noteholder's option do any one or more of the following:

     Noteholder may accelerate the terms of this Note and may make all or any part of the amount owing by the terms of this Note immediately due,

     Noteholder may use any and all remedies the Noteholder has under state or federal law or in any Note Document.

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Collection  Expenses and  Attorney's  Fees. On or after  Default,  to the extent permitted by law, Borrower agrees to pay all expenses of collection, enforcement or protection of the Noteholder's rights and remedies under this Note or any other Note Document. Expenses include, but are not limited to, reasonable attorneys' fees after default and referral to an attorney, court costs, and all other collection costs. These expenses are due and payable immediately. If not paid immediately, these expenses will bear interest from the date of payment until paid in full at the highest interest rate in effect, as provided for in the terms of this Note. In addition, to the extent permitted by the United States Bankruptcy Code, the Borrower agrees to pay the reasonable attorneys' fees incurred by the Noteholder to protect the Noteholder's rights and interests in connection with any bankruptcy proceedings initiated by or against the Noteholder. If Borrower should default and full payment is not tendered to Noteholder within fifteen days after the date of default, a late payment fee shall be incurred equal to 25% of all the sums, including interest, due and payable. Full payment after five days of default but before fifteen days after the date of default does not cure the default, but does prevent incurring the late payment fee.

Waiver and Amendment. ANY PROVISION OF THIS NOTE stocktickerMAY BE AMENDED, WAIVED, MODIFIED, DISCHARGED OR TERMINATED SOLELY UPON THE WRITTEN CONSENT OF BOTH THE BORROWER stocktickerAND THE NOTEHOLDER.

Assignment; Binding upon Successors and Assigns. The Borrower may not assign any of its obligations hereunder without the prior written consent of Noteholder. The terms and conditions of this Note shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties. Noteholder shall be entitled to voluntarily assign this Note upon written notice to Borrower provided that the assignee is an "accredited investor" or otherwise a permitted assignee under federal securities laws.

Waiver of Notice; Attorneys' Fees. The Borrower and all endorsers of this Note hereby waive notice, demand, notice of nonpayment, presentment, protest and notice of dishonor. If any action at law or in equity is necessary to enforce this Note or to collect payment under this Note, the Noteholder shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which it may be entitled. Noteholder will be entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment.

Construction of Note. The terms of this Note have been negotiated by the Borrower, the original holder of this Note and their respective attorneys and the language hereof will not be construed for or against either Borrower or Noteholder. Unless otherwise explicitly set forth, a reference to a Section will mean a Section in this Note. The titles and headings herein are for reference purposes only and will not in any manner limit the construction of this Note which will be considered as a whole.

Notices. Unless otherwise required by law, any notice will be given by delivering it or mailing it by first class mail, national recognized courier delivery service (FedEx, stocktickerUPS, etc.) or hand delivery to the appropriate party or party's address listed in the first paragraph of this Note, or to any other address designated in writing. The Borrower will inform the Noteholder in writing of any change in their name, address or other application information.

Joint and Individual Liability and Successors. The Borrower's obligation to pay the Loan is independent of the obligation of any other person who has also

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agreed to pay it.  Noteholder may sue the Borrower  alone, or anyone else who is obligated on the Note to collect the Note. Extending the Note or new obligations under the Note, will not affect the Borrower's duty under the Note and the Borrower will still be obligated to pay the Note. This Note shall inure to the benefit of and be enforceable by the Noteholder and the Noteholder's successors and assigns and shall be binding upon and enforceable against the Borrower and its personal representatives, successors, heirs and assigns.

Time is of the Essence. Time is of the essence for all terms of this agreement.

Standby Fee. Borrower may elect not to draw down funds from the loan at any time up until 5PM, MDT, March 24; at which time Noteholder will be due a standby fee of $10,000, payable on March 25, 2014.

Prepayment Fee. Borrower may prepay the loan at any time. In the event of a prepayment, Borrow shall also pay a prepayment fee of seven-and-one-half percent (7.5%) of the then outstanding balance.

Usury. In the event the interest provisions hereof, or any exactions provided for herein, or in the Note Documents, or any other instrument securing this Note shall result, because of any reduction of principal, or for any other reason at any time during the life of this Note, in any effective rate of interest which, for any month, transcends the limit of the usury or any other law applicable to the Note, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice between or by any party hereto, be applied upon principal immediately upon receipt of such moneys by Noteholder, with the same force and effect as though the payor had specifically designated such extra sums to be so applied to principal and Noteholder had agreed to accept such extra payment as a premium-free prepayment. In no event shall any agreed to or actual exaction as consideration for this Note transcend the limits imposed or provided by the laws applicable to this transaction, or the Borrower hereof, in the jurisdiction in which the corporation is located for the use or detention of money or for forbearance in seeking its collection.

Application of Payments. All payments made on this Note shall be applied first to any collection costs Noteholder may have incurred by procuring Borrower's performance hereunder and under the other Note Documents, then to payment of the interest then accrued and due on the unpaid principal balance of this Note, then to any other sums due to the Noteholder under the Note Documents, and the remainder of all such payments shall be applied to the reduction of the unpaid principal.

No Waiver by Lender. The Noteholder's course of dealing, or forbearance from, or delay in, the exercise of any of the Noteholder's rights, remedies, privileges or right to insist upon the Borrower's strict performance of any provisions contained in this Note, or any other Note Document, shall not be construed as a waiver by the Noteholder, unless any such waiver is in writing and is signed by the Noteholder.

Governing Law. This Note shall be governed by and construed under the internal laws of the United States and the State of Colorado as applied to agreements among Colorado residents entered into and to be performed entirely within Colorado, without reference to principles of conflict of laws or choice of laws.

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Counterpart   Execution.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. A facsimile electronic scan or email of a signature shall be deemed to be the same, and equally enforceable, as an original of such signature.

Waiver of Jury Trial. Borrower hereby irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note, the other Note Documents or the transactions contemplated thereby.

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IN WITNESS  WHEREOF,  the undersigned  have caused this Note to be signed in the name of Strainwise, Inc., as of the date first above written.

                                   STRAINWISE, INC.



                                   By:/s/ Shawn D. Phillips
                                      --------------------------------------
                                      Shawn D. Phillips, Chief Executive Officer



                                   By:/s/ Erin Phillips
                                      --------------------------------------
                                      Erin Phillips, President



                                   NOTEHOLDER




                                      /s/ Randal Taylor
                                      --------------------------------------
                                      Randall Taylor, Lender

                                Personal Guaranty
                                       Of
                        Shawn Phillips and Erin Phillips


     Whereas, Randall Taylor, an individual residing at 1550 Dry Creek Road, Littleton, CO 80150 (the "Lender"), has made a convertible loan of $850,000 (the "Loan") to Strainwise, Inc., a Colorado Company, with its executive offices 1350 Independence Street, Suite 300, Lakewood, CO 80215 (the "Borrower") in reliance upon the personal guarantees of both Shawn and Erin Phillips, individuals who reside at 8468 Lewis Court, Arvada, CO 80005-5242 ("Guarantors").

     Now, therefore, in consideration of the premises and of other good and valuable consideration, and in order to induce Lender to grant the Loan to the Borrower, the Guarantors pledge unconditionally to the Lender the payment of all principal, interest and fees, whether now existing or hereafter incurred, in connection with the Loan.

     The undersigned agrees that, with or without notice or demand, the undersigned shall reimburse Lender, to the extent that such reimbursement is not made by the Borrower, for all expenses (including counsel fees) incurred by Lender in connection with the Loan or the collection thereof.

     All monies available to Lender for application in payment or reduction of the Loan will be applied by the Lender in such manner and in such amounts and at such time or times as defined under the terms of the Loan.

     The undersigned hereby waives (a) notice of acceptance of this guaranty (b) presentment and demand for payment of any of the Loan by the Borrower (c) protest and notice of dishonor or default to the undersigned or to any other party with respect to the Loan; (d) all other notices to which the undersigned might otherwise be entitled; and (e) any demand for payment under this guaranty.

     This is a guaranty of payment and of collection, and the undersigned further waives any right to require that any action be brought against the Borrower or any other person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of the Borrower or any other person.

     Guarantors will reimburse Lender for all expenses incurred by it in the collection, enforcement or attempted enforcement of any of its rights hereunder against Borrower or Guarantor including, but not limited to, reasonable attorney fees and costs and collection agent fees and expenses. Guarantors subordinate any obligations that Borrower may have to the Guarantors to the obligations of Borrower owed to Lender. Guarantors agree to so pay and perform without requiring Lender to exercise, pursue or enforce any right or remedy Lender has against Borrower, any co-guarantor, or any other party.

     No delay on the part of Lender in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand on the undersigned shall be deemed to be a waiver of the obligations of the undersigned or of the right of Lender to take further action without notice or demand as provided herein; not in any event shall any modifications or waiver of the provisions of this guaranty be effective unless in writing nor shall any such waiver be applicable except in the specific instance for which given.

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     The  guarantee  of the  Guarantors  to pay the Loan is  independent  of the obligation of any other person who has also agreed to pay it. Lender may sue the Guarantors alone, or anyone else who is obligated on the Loan or any number of them together, to collect the Loan. This Guarantee shall inure to the benefit of and be enforceable by the Lender and the Lender's successors and assigns and shall be binding upon and enforceable against the Guarantors and their personal representatives, successors, heirs and assigns.

     This guaranty is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the state of Colorado and shall be in all respects governed, construed, applied and enforced in accordance with the laws of said State, and no defense given or allowed by the laws of any other state of the United States of America shall be interposed in any action hereon unless defense is also given or allowed by the laws of the State of Colorado.

     This Guarantee may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. A facsimile electronic scan or email of a signature shall be deemed to be the same, and equally enforceable, as an original of such signature.

Accepted and agreed to this 20th day of March, 2014.



 /s/ Shawn Phillips
 ---------------------------------------
 Shawn Phillips, an Individual Guarantor



 /s/ Erin Phillips
 ---------------------------------------
 Erin Phillips, an Individual Guarantor

                                  AMENDMENT TO
                           CONVERTIBLE PROMISSORY NOTE

     The parties hereto agree as follows:

     1. On March 20, 2014 Strainwise, Inc. (the "Company") executed a convertible promissory note (the "Note") in favor of Randall Taylor, ("Taylor"). As of July 16, 2014 the Company had borrowed $850,000 from Taylor in accordance with the terms of the note.

     2. Effective July 15, 2014, based on information and representations provided Taylor regarding the Company's planned merger into a Target Shell and number of shares involved in that contemplated transaction, Taylor agrees to convert $200,000 in Note principal into 293,000 shares of the Company's restricted common stock. The amount converted represents the $175,000 payment due on September 21, 2014 and $25,000 of the payment due on August 28, 2014.

     3. With the conversion of the Note, the Company will use its best efforts to cause the 293,000 shares of restricted common stock issuable upon the conversion of the Note to be registered with the Securities and Exchange
Commission at the earliest practicable time, but in no case later than six months from the date that the Company completes its merger with a Target Shell. If the Company fails to deliver said 293,000 shares of common stock under the projected terms within six months from the date the Company completes its merger, this amendment may be terminated or extended at Taylor's sole option and discretion. If this amendment is terminated, the Company shall pay Taylor the $200,000 subject to the conversion plus interest as proscribed under the terms of the note.

     4. Further, Taylor agrees to reduce the number of shares per the Confirmation to Issue Shares of Common Stock agreement by between the Company and Taylor dated March 20, 2014 from 50,000 shares to 15,592 shares.

     5. In addition to the principal payment of $175,000 plus interest due on July 24, 2014, on or before July 29 2014, the Company will pay Taylor all remaining principal in the amount of $150,000, plus accrued but unpaid interest on the Note in the amount $308, as well as a prepayment penalty of $11,250, for a total of payment amount of $161,558.

     6. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. A facsimile electronic scan or email of a signature shall be deemed to be the same, and equally enforceable, as an original of such signature.

      July 16, 2014
                                          STRAINWISE, INC.


                                          By:/s/ Shawn Phillips
                                             ----------------------------------
                                             Shawn Phillips, Chief Executive
                                             Officer

                                             /s/ Randall Taylor
                                             ----------------------------------
                                             Randall Taylor